UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
                                                                                       or
                                                                                        Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: October 31
Date of reporting period: April 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners
Variable Social
Awareness Portfolio

Managed by LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

What’s inside

Letter from the chairman	I

Portfolio at a glance	1

Portfolio expenses	2

Schedule of investments	4

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Board approval of management and subadvisory agreements	24

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended April 30, 2009. Looking back, after expanding 2.8% during the second quarter of 2008, U.S. gross domestic product (“GDP”)i growth took a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take

Legg Mason Partners Variable Social Awareness Portfolio   I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiv from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.
•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.
•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II   Legg Mason Partners Variable Social Awareness Portfolio

The U.S. stock market was extremely volatile and generated poor results during the six months ended April 30, 2009. The overall stock market, as measured by the S&P 500 Indexv (the “Index”), began the reporting period on a poor note, as the Index fell 7.18% in November 2008. After a modest gain in December 2008, the market again fell sharply in January and February 2009. Stock prices continued to plunge in early March, at one point reaching a twelve-year low. Stocks then rallied sharply in March and April, returning 8.76% and 9.57%, respectively. However, it was too little, too late, as the Index returned -8.53% during the six-month period as a whole.

During the six-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. However, toward the end of the reporting period, investor risk aversion faded somewhat given some modestly positive economic data. This helped to drive spread sector (non-Treasury) prices higher. During the six months ended April 30, 2009, two-year Treasury yields fell from 1.56% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 4.01% to 3.16%. For the six-month period ended April 30, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 7.74%.

Performance review
For the six months ended April 30, 2009, Legg Mason Partners Variable Social Awareness Portfolio1 returned -1.97%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned -8.53% and 7.74%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)vii returned -3.49% for the same period. The Lipper Variable Specialty/Miscellaneous Funds Category Average2 returned -3.65% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Social Awareness Portfolio   III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of April 30, 2009 (unaudited)

6 MONTHS
(not annualized)
Variable Social Awareness Portfolio[1]	-1.97%

S&P 500 Index	-8.53%

Barclays Capital U.S. Aggregate Index	7.74%

Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	-3.49%

Lipper Variable Specialty/Miscellaneous Funds Category Average[2]	-3.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.91%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds in the Portfolio’s Lipper category.

IV   Legg Mason Partners Variable Social Awareness Portfolio

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 29, 2009

Legg Mason Partners Variable Social Awareness Portfolio   V

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Blended S&P 500 Index (70%) and Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index (30%) has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

VI   Legg Mason Partners Variable Social Awareness Portfolio

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   1

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(1.97)%	$1,000.00	$980.30	0.90%	$4.42

[1]	For the six months ended April 30, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.33	0.90%	$4.51

[1]	For the six months ended April 30, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   3

Schedule of investments (unaudited)
April 30, 2009

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 67.5%

CONSUMER DISCRETIONARY — 5.3%

	Hotels, Restaurants & Leisure — 1.8%
29,560	Yum! Brands Inc.	$985,826

	Multiline Retail — 1.0%
13,400	Target Corp.	552,884

	Specialty Retail — 1.2%
30,800	Lowe’s Cos. Inc.	662,200

	Textiles, Apparel & Luxury Goods — 1.3%
11,750	V.F. Corp.	696,423

	TOTAL CONSUMER DISCRETIONARY	2,897,333

CONSUMER STAPLES — 10.3%

	Beverages — 2.4%
27,200	PepsiCo Inc.	1,353,472

	Food & Staples Retailing — 3.0%
52,100	CVS Corp.	1,655,738

	Food Products — 2.5%
86,000	Darling International Inc.*	491,920

17,300	General Mills Inc.	876,937

	Total Food Products	1,368,857

	Household Products — 2.4%
26,387	Procter & Gamble Co.	1,304,573

	TOTAL CONSUMER STAPLES	5,682,640

ENERGY — 8.5%

	Energy Equipment & Services — 3.5%
30,050	FMC Technologies Inc.*	1,028,611

29,574	National-Oilwell Varco Inc.*	895,501

	Total Energy Equipment & Services	1,924,112

	Oil, Gas & Consumable Fuels — 5.0%
19,660	Apache Corp.	1,432,428

31,291	BP PLC, ADR	1,328,616

	Total Oil, Gas & Consumable Fuels	2,761,044

	TOTAL ENERGY	4,685,156

FINANCIALS — 7.7%

	Capital Markets — 2.2%
42,640	Charles Schwab Corp.	787,987

27,870	Invesco Ltd.	410,247

	Total Capital Markets	1,198,234

See Notes to Financial Statements.

4   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE
	Capital Markets — 2.2% continued
	Commercial Banks — 3.7%
37,940	Comerica Inc.	$795,981

66,560	U.S. Bancorp	1,212,723

	Total Commercial Banks	2,008,704

	Diversified Financial Services — 0.6%
17,710	Nasdaq OMX Group Inc.*	340,563

	Insurance — 1.2%
11,550	Arch Capital Group Ltd.*	667,359

	TOTAL FINANCIALS	4,214,860

HEALTH CARE — 9.5%

	Biotechnology — 3.8%
31,480	BioMarin Pharmaceutical Inc.*	404,833

17,710	Celgene Corp.*	756,571

19,760	Gilead Sciences Inc.*	905,008

	Total Biotechnology	2,066,412

	Health Care Equipment & Supplies — 3.7%
21,500	Covidien Ltd.	709,070

17,740	Inverness Medical Innovations Inc.*	572,824

19,900	Stryker Corp.	770,329

	Total Health Care Equipment & Supplies	2,052,223

	Health Care Providers & Services — 2.0%
6,416	Aetna Inc.	141,216

14,550	Express Scripts Inc.*	930,764

	Total Health Care Providers & Services	1,071,980

	TOTAL HEALTH CARE	5,190,615

INDUSTRIALS — 5.8%

	Commercial Services & Supplies — 2.7%
38,854	Covanta Holding Corp.*	548,230

43,950	Republic Services Inc.	922,950

	Total Commercial Services & Supplies	1,471,180

	Electrical Equipment — 1.4%
23,270	Emerson Electric Co.	792,111

	Machinery — 1.7%
22,350	Deere & Co.	922,161

	TOTAL INDUSTRIALS	3,185,452

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   5

Schedule of investments (unaudited) continued
April 30, 2009

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 12.4%

	Communications Equipment — 2.9%
48,900	Cisco Systems Inc.*	$944,748

29,062	Juniper Networks Inc.*	629,192

	Total Communications Equipment	1,573,940
	Computers & Peripherals — 1.9%
3,900	Apple Inc.*	490,737

31,200	NetApp Inc.*	570,960

	Total Computers & Peripherals	1,061,697

	Internet Software & Services — 1.2%
1,650	Google Inc., Class A Shares*	653,351

	IT Services — 2.3%
21,350	Accenture Ltd., Class A Shares	628,330

22,580	Lender Processing Services Inc.	647,143

	Total IT Services	1,275,473

	Semiconductors & Semiconductor Equipment — 2.4%
34,820	Broadcom Corp., Class A Shares*	807,476

19,150	Varian Semiconductor Equipment Associates Inc.*	490,048

	Total Semiconductors & Semiconductor Equipment	1,297,524

	Software — 1.7%
19,291	Amdocs Ltd.*	403,761

25,630	Microsoft Corp.	519,264

	Total Software	923,025

	TOTAL INFORMATION TECHNOLOGY	6,785,010

MATERIALS — 3.9%

	Chemicals — 2.9%
14,100	Air Products & Chemicals Inc.	929,190

7,500	Potash Corp. of Saskatchewan Inc.	648,675

	Total Chemicals	1,577,865

	Construction Materials — 0.4%
2,500	Martin Marietta Materials Inc.	210,075

	Metals & Mining — 0.6%
14,900	Cliffs Natural Resources Inc.	343,594

	TOTAL MATERIALS	2,131,534

TELECOMMUNICATION SERVICES — 1.9%

	Wireless Telecommunication Services — 1.9%
16,740	America Movil SAB de CV, Series L Shares, ADR	549,909

16,450	American Tower Corp., Class A Shares*	522,452

	TOTAL TELECOMMUNICATION SERVICES	1,072,361

See Notes to Financial Statements.

6   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

SHARES	SECURITY	VALUE

UTILITIES — 2.2%

	Electric Utilities — 2.2%
11,600	Exelon Corp.	$535,108

31,650	Northeast Utilities	665,283

	TOTAL UTILITIES	1,200,391

	TOTAL COMMON STOCKS (Cost — $43,800,953)	37,045,352

FACE
AMOUNT

ASSET-BACKED SECURITIES — 0.2%

FINANCIALS — 0.2%

	Automobiles — 0.2%
$15,069	BMW Vehicle Owner Trust, 5.130% due 9/27/10	15,141

	Harley-Davidson Motorcycle Trust:

40,324	3.200% due 5/15/12	39,247

63,163	3.760% due 12/17/12	61,598

	TOTAL ASSET-BACKED SECURITIES (Cost — $114,201)	115,986

CORPORATE BONDS & NOTES — 10.3%

CONSUMER DISCRETIONARY — 0.8%

	Media — 0.3%
200,000	Comcast Corp., Bonds, 5.650% due 6/15/35	167,248

	Specialty Retail — 0.5%
275,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	280,346

	TOTAL CONSUMER DISCRETIONARY	447,594

CONSUMER STAPLES — 0.8%

	Beverages — 0.5%
245,000	PepsiCo Inc., Senior Notes, 5.000% due 6/1/18	252,437

	Household Products — 0.3%
170,000	Procter & Gamble Co., Senior Notes, 4.600% due 1/15/14	180,218

	TOTAL CONSUMER STAPLES	432,655

ENERGY — 0.5%

	Oil, Gas & Consumable Fuels — 0.5%
275,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	286,152

FINANCIALS — 5.7%

	Capital Markets — 0.9%
243,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	244,835

250,000	Morgan Stanley, Notes, 5.300% due 3/1/13	243,502

	Total Capital Markets	488,337

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   7

Schedule of investments (unaudited) continued
April 30, 2009

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Commercial Banks — 0.8%
$275,000	CIT Group Inc., Senior Notes, 4.750% due 12/15/10	$203,655

250,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	254,988

	Total Commercial Banks	458,643

	Consumer Finance — 1.0%
800,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	520,618

	Diversified Financial Services — 2.9%
325,000	American General Finance Corp., Notes, 3.875% due 10/1/09	268,131

250,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	207,887

325,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	321,061

225,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	241,082

325,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	339,936

200,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	195,321

	Total Diversified Financial Services	1,573,418

	Insurance — 0.1%
200,000	Genworth Financial Inc., Senior Notes, 6.500% due 6/15/34	53,538

	TOTAL FINANCIALS	3,094,554

HEALTH CARE — 1.9%

	Pharmaceuticals — 1.9%
225,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	236,789

275,000	AstraZeneca PLC, Senior Notes, 5.400% due 9/15/12	295,522

300,000	Johnson & Johnson, Notes, 5.150% due 8/15/12	326,374

185,000	Novartis Capital Corp., Senior Notes, 4.125% due 2/10/14	191,951

	TOTAL HEALTH CARE	1,050,636

INFORMATION TECHNOLOGY — 0.3%

	Computers & Peripherals — 0.3%
160,000	Hewlett-Packard Co., Senior Notes, 4.250% due 2/24/12	166,086

MATERIALS — 0.3%

	Chemicals — 0.3%
200,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 5.875% due 12/1/36	173,166

	TOTAL CORPORATE BONDS & NOTES (Cost — $6,201,923)	5,650,843

MORTGAGE-BACKED SECURITIES — 10.3%

	FHLMC — 3.0%
	Federal Home Loan Mortgage Corp. (FHLMC):

325,998	6.000% due 9/1/37(a)	340,699

See Notes to Financial Statements.

8   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	FHLMC — 3.0% continued

	Gold:

$1,188,310	5.000% due 7/1/35-6/1/36(a)	$1,223,703

99,991	7.500% due 8/1/36(a)	106,655

	Total FHLMC	1,671,057

	FNMA — 7.3%
	Federal National Mortgage Association (FNMA):

326,897	5.000% due 5/1/18(a)	341,084

1,756,943	6.000% due 6/1/22-9/1/37(a)	1,839,225

1,415,276	5.500% due 6/1/36(a)	1,468,486

320,994	6.500% due 2/1/37(a)	340,610

	Total FNMA	3,989,405

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $5,338,111)	5,660,462

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.5%

	U.S. Government Agencies — 4.9%
	Federal National Mortgage Association (FNMA):

365,000	Bonds, 6.625% due 11/15/30(a)	461,811

	Notes:

199,000	4.625% due 10/15/13(a)	218,581

770,000	5.000% due 4/15/15(a)	860,561

503,000	4.875% due 12/15/16(a)	549,752

509,000	5.375% due 6/12/17(a)	574,319

	Total U.S. Government Agencies	2,665,024

	U.S. Government Obligations — 1.6%
	U.S. Treasury Bonds:

152,000	6.000% due 2/15/26	189,050

266,000	3.500% due 2/15/39	241,103

	U.S. Treasury Notes:

100,000	0.875% due 2/28/11	100,043

248,000	4.250% due 11/15/14	275,455

61,000	2.750% due 2/15/19	59,103

	Total U.S. Government Obligations	864,754

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,247,628)	3,529,778

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $58,702,816)	52,002,421

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   9

Schedule of investments (unaudited) continued
April 30, 2009

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 5.6%

	Repurchase Agreement — 5.6%
$3,084,613	Goldman Sachs & Co. repurchase agreement dated 4/30/09, 0.150% due 5/1/09; Proceeds at maturity — $3,084,626; (Fully collateralized by U.S. government agency obligation, 2.750% due 2/5/14; Market value — $3,148,221) (Cost — $3,084,613)	$3,084,613

	TOTAL INVESTMENTS — 100.4% (Cost — $61,787,429#)	55,087,034

	Liabilities in Excess of Other Assets — (0.4)%	(199,101)

	TOTAL NET ASSETS — 100.0%	$54,887,933

*	Non-income producing security.
(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

10   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)
April 30, 2009

ASSETS:

Investments, at value (Cost — $61,787,429)	$55,087,034

Dividends and interest receivable	184,129

Prepaid expenses	938

Total Assets	55,272,101

LIABILITIES:

Payable for securities purchased	170,050

Payable for Portfolio shares repurchased	43,295

Investment management fee payable	30,935

Trustees’ fees payable	399

Accrued expenses	139,489

Total Liabilities	384,168

TOTAL NET ASSETS	$54,887,933

NET ASSETS:

Par value (Note 4)	$30

Paid-in capital in excess of par value	69,797,961

Undistributed net investment income	106,609

Accumulated net realized loss on investments	(8,316,272)

Net unrealized depreciation on investments	(6,700,395)

TOTAL NET ASSETS	$54,887,933

Shares Outstanding	3,032,183

Net Asset Value	$18.10

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   11

Statement of operations (unaudited)
For the Six Months Ended April 30, 2009

INVESTMENT INCOME:

Interest	$457,208

Dividends	362,867

Less: Foreign taxes withheld	(225)

Total Investment Income	819,850

EXPENSES:

Investment management fee (Note 2)	191,104

Shareholder reports	26,169

Audit and tax	13,335

Legal fees	8,146

Trustees’ fees	1,892

Insurance	1,456

Custody fees	850

Transfer agent fees	57

Miscellaneous expenses	2,482

Total Expenses	245,491

NET INVESTMENT INCOME	574,359

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Loss From Investment Transactions	(2,088,065)

Change In Net Unrealized Appreciation/Depreciation From Investments	60,780

NET LOSS ON INVESTMENTS	(2,027,285)

DECREASE IN NET ASSETS FROM OPERATIONS	$(1,452,926)

See Notes to Financial Statements.

12   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2009 (unaudited)
AND THE YEAR ENDED OCTOBER 31, 2008	2009	2008
OPERATIONS:

Net investment income	$574,359	$1,330,217

Net realized loss	(2,088,065)	(5,376,469)

Change in net unrealized appreciation/depreciation	60,780	(17,541,882)

Decrease in Net Assets From Operations	(1,452,926)	(21,588,134)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,400,001)	(1,200,006)

Net realized gains	—	(13,917,051)

Decrease in Net Assets From Distributions to Shareholders	(1,400,001)	(15,117,057)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	153,470	2,961,366

Reinvestment of distributions	1,400,001	15,117,057

Cost of shares repurchased	(4,874,610)	(12,413,743)

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(3,321,139)	5,664,680

DECREASE IN NET ASSETS	(6,174,066)	(31,040,511)

NET ASSETS:

Beginning of period	61,061,999	92,102,510

End of period*	$54,887,933	$61,061,999

* Includes undistributed net investment income of:	$106,609	$932,251

See Notes to Financial Statements.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   13

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006[2]	2005[2,3,4]	2004[2,5]
NET ASSET VALUE, BEGINNING OF PERIOD	$18.92	$30.39	$26.45	$24.58	$24.30	$23.04

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.19	0.42	0.32	0.15	0.10	0.17

Net realized and unrealized gain (loss)	(0.57)	(6.86)	3.76	1.90	0.18	1.26

Total income (loss) from operations	(0.38)	(6.44)	4.08	2.05	0.28	1.43

LESS DISTRIBUTIONS FROM:

Net investment income	(0.44)	(0.40)	(0.14)	(0.18)	(0.00)[6]	(0.17)

Net realized gains	—	(4.63)	—	—	—	—

Total distributions	(0.44)	(5.03)	(0.14)	(0.18)	(0.00)[6]	(0.17)

NET ASSET VALUE, END OF PERIOD	$18.10	$18.92	$30.39	$26.45	$24.58	$24.30

Total return[7]	(1.97)%	(25.22)%	15.48%	8.36%	1.16%	6.23%

NET ASSETS, END OF PERIOD (000s)	$54,888	$61,062	$92,103	$87,381	$90,835	$93,845

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.90%[8]	1.03%	0.84%[9]	0.80%	0.75%[8]	0.75%

Net expenses[10]	0.90 [8]	0.93 [11]	0.82 [9,10]	0.79 [11]	0.75 [8]	0.71 [11]

Net investment income	2.11 [8]	1.62	1.13	0.56	0.52 [8]	0.77

PORTFOLIO TURNOVER RATE	14%	42%	122%	13%	6%	18%

[1]	For the six months ended April 30, 2009 (unaudited).

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	For the period January 1, 2005 to October 31, 2005.

[4]	Effective July 1, 2005, The Travelers Series Trust-Social Awareness Stock Portfolio was reorganized into the Travelers Series Fund Inc.-Social Awareness Stock Portfolio. With this transaction, the Portfolio’s fiscal year end changed to October 31, 2005.

[5]	For the year ended December 31.

[6]	Amount represents less than $0.01 per share.

[7]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.81%, respectively.

[10]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%. Prior to April 30, 2007, the expense limitation was 1.25%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1.	Organization and significant accounting policies
Legg Mason Partners Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   15

Notes to financial statements (unaudited) continued

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

			OTHER SIGNIFICANT	SIGNIFICANT
		QUOTED PRICES	OBSERVABLE INPUTS	UNOBSERVABLE INPUTS
	APRIL 30, 2009	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$55,087,034	$37,045,352	$18,041,682	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

16   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   17

Notes to financial statements (unaudited) continued

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Portfolio’s daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.71%

Next $50 million	0.61

Next $100 million	0.51

Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Portfolio.

During the six months ended April 30, 2009, the Portfolio had a voluntary expense limitation in place of 1.00%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

18   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

3.	Investments
During the six months ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$6,764,198	$463,226

Sales	5,271,918	3,899,655

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,520,037

Gross unrealized depreciation	(9,220,432)

Net unrealized depreciation	$(6,700,395)

4.	Shares of beneficial interest
At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	APRIL 30, 2009	OCTOBER 31, 2008
Shares sold	8,739	119,491

Shares issued on reinvestment	78,081	604,441

Shares repurchased	(282,314)	(527,014)

Net increase (decrease)	(195,494)	196,918

5.	Capital loss carryforward
On October 31, 2008, the Portfolio had a net capital loss carryforward of approximately $6,086,119, of which $797,243 expires in 2011 and $5,288,876 expires in 2016. These amounts will be available to offset any future taxable capital gains.

6.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   19

Notes to financial statements (unaudited) continued

Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an

20   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   21

Notes to financial statements (unaudited) continued

court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds [collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint,

22   Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report

and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncements
In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolio’s financial statement disclosures.

Legg Mason Partners Variable Social Awareness Portfolio 2009 Semi-Annual Report   23

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Partners Variable Social Awareness Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason

24   Legg Mason Partners Variable Social Awareness Portfolio

Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all specialty & miscellaneous funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed better than the median for the one-, three- and

Legg Mason Partners Variable Social Awareness Portfolio   25

Board approval of management and
subadvisory agreements (unaudited) continued

five-year periods and at the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the

26   Legg Mason Partners Variable Social Awareness Portfolio

Fund’s overall expense ratio with those of a group of six specialty & miscellaneous funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all specialty & miscellaneous funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain

Legg Mason Partners Variable Social Awareness Portfolio   27

Board approval of management and
subadvisory agreements (unaudited) continued

expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

28   Legg Mason Partners Variable Social Awareness Portfolio

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Legg Mason Partners
Variable Social Awareness Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent*

Boston Financial Data Servicing, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Portfolio’s transfer agent.

Legg Mason Partners Variable Social Awareness Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS PORTFOLIO
Legg Mason Funds
55 Water Street
New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC Member FINRA, SIPC
FD04232 6/09 SR09-824

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Not applicable.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: June 24, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: June 24, 2009

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: June 24, 2009